UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2002

                              NUTEK, INC.
         (Exact name of Registrant as specified in charter)


         Nevada                       0-29087          87-0374623
(State or other jurisdiction        (Commission       (I.R.S. Employer
     of incorporation)               File Number)      Identification)

6340 McLeod Drive, Suite 3, Las Vegas, NV               89120
 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (702) 262-2061

ITEM 4. Changes in Registrant's Certifying Accountant

(a)  Information required by Item 304 (a)(1) of Regulation S-K

On December 11, 2002, Nutek, Inc. (the Company) determined to change the Company's independent accountants, and, accordingly, ended the engagement of Chavez & Koch, CPA's, in that role and retained Gary V. Campbell, CPA, Ltd. as its independent accountants for the fiscal year ending December 31, 2002. The Audit Committee of the Board of Directors (the "Audit Committee") and the Board of Directors of the Company approved the decision to change independent accountants based on the fact that the Company's current Chief Financial Officer previously served as a manager at Chavez & Koch, CPA's. Per the requirements under the recently announced Sarbanes-Oxley Act (the text of which appears below) the Company is required to switch auditors.

	 H.R.3763, Sarbanes-Oxley Act of 2002
	 SEC. 206. CONFLICTS OF INTEREST.

    Section 10A of the Securities Exchange Act of 1934 (15 U.S.C.
    78j-1), as amended by this Act, is amended by adding at the end the following:

    (l) CONFLICTS OF INTEREST- It shall be unlawful for a registered public accounting firm to perform for an issuer any audit service required by this title, if a chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position for the issuer, was employed by that registered independent public accounting firm and participated in any capacity in the audit of that issuer during the 1-year period preceding the date of the initiation of the audit.

During the period of December 27, 2001, through December 11, 2002, there were no disagreements with Chavez & Koch, CPA's on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Chavez & Koch, CPA's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item
304 (a)(1)(v) of the Securities and Exchange Commission's Regulation S-K. Neither of the reports of Chavez & Koch, CPA's for the period ending December 31, 2001, and the subsequent interim periods through December 11, 2002, contain an adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope, or accounting principles.

(b)  Information required by Item 304(a)(2) of Regulation S-K

Effective December 12, 2002, the Company has engaged Gary V. Campbell, CPA, Ltd. as its independent accountants for the fiscal year ended December 31, 2002. During the most recent two fiscal years and during the portion of 2002 preceding the Board's decision, neither the Company nor anyone engaged on its behalf has consulted with Gary V. Campbell, CPA, Ltd. regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has furnished Chavez & Koch, CPA's with a copy of the disclosures under this Item 4 and has requested that Chavez & Koch, CPA's provide it with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of the letter from Chavez & Koch, CPA's has been filed as an exhibit.

ITEM 7. EXHIBITS

Exhibit 16. Letter from Chavez & Koch, CPA's to the Securities and Exchange Commission.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 12, 2002

                              NUTEK, INC.


                              By:
                              /s/ Murray N. Conradie
                              -------------------
                              Murray Conradie, President




EXHIBIT 16 - ACCOUNTANT'S LETTER





December 11, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Commissioners:

We have read the statements made by Nutek, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated December 11, 2002. We agree with the statements concerning our Firm in such Form 8-K.

Sincerely,
Chavez& Koch, CPA's Ltd.


/s/Tim Koch, CPA
- --------------------------
Chavez & Koch, CPA's